Schedule 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

         Filed by the registrant  |X|
         Filed by a party other than the registrant  |_|

         Check the appropriate box:
         |X| Preliminary Proxy Statement      |_| Confidential, For Use of the
                                                  Commission Only (as
                                                  permitted by Rule 14a-6(e)(2))
         |_|      Definitive Proxy Statement
         |_|      Definitive Additional Materials
         |_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             U.S. Home & Garden Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         |X|      No fee required

         |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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                  (1)      Title   of  each   class  of   securities   to  which
                           transaction applies:

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                  (2)      Aggregate  number of securities to which  transaction
                           applies:

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                  (3)      Per  unit   price  or  other   underlying   value  of
                           transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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                  (4)      Proposed maximum aggregate value of transaction:

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                  (5)      Total fee paid:

         |_| Fee paid previously with preliminary materials.

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

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         (2) Form, Schedule or Registration Statement No.:

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         (3) Filing Party:

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         (4) Date Filed:

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

                             U.S. HOME & GARDEN INC.
                            3590 EAST COLUMBIA STREET
                              TUCSON, ARIZONA 85714


                                                                 April [ ], 2004

Dear Fellow Stockholders:

         A Special Meeting of Stockholders will be held on Monday, April 19, 2004 at 9:00 A.M., at the offices of Blank Rome LLP, 405 Lexington Avenue - 24th Floor, New York, New York 10174.

         The Notice of Special Meeting and Proxy Statement which follow describe the business to be conducted at the Special Meeting.

         Whether or not you plan to attend the Special Meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Special Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Continental Stock Transfer & Trust Company, in writing, at 2 Broadway, New York, New York 10004.

         The Special Meeting will be held solely to tabulate the votes cast and report on the results of the voting on those matters listed in the accompanying proxy statement. No presentations or other business matters are planned for the meeting.

         Your vote is very important, and we will appreciate a prompt return of your signed proxy card.


                                Cordially,

                                Robert Howard
                                Chairman of the Board

                                PRELIMINARY COPY

                             U.S. HOME & GARDEN INC.
                            3590 EAST COLUMBIA STREET
                              TUCSON, ARIZONA 85714

--------------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 19, 2004
--------------------------------------------------------------------------------

To the Stockholders of U.S. Home & Garden Inc.:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of U.S. Home & Garden Inc. (the "Company') will be held on Monday, April 19, 2004 at 9:00 A.M. local time at the offices of Blank Rome LLP, 405 Lexington Avenue - 24th Floor, New York, New York 10174 for the following purposes:

         1. To consider and vote upon a proposed amendment of the Company's Certificate of Incorporation to change the Company's name to Ionatron, Inc.

         2. To consider and vote upon a proposed amendment of the Company's Certificate of Incorporation to increase number of authorized shares of the Company's common stock from 75,000,000 to 100,000,000;

         3. To consider and vote upon a proposed amendment of the Company's Certificate of Incorporation to classify the Company's Board of Directors into three classes;

         4. To approve the Company's 2004 Stock Incentive Plan; and

         5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         Only stockholders of record on the books of the Company at the close of business on March 29, 2004 will be entitled to notice of and to vote at the meeting or any adjournments thereof.

April [  ], 2004                        By order of the Board of Directors

                                        Robert Howard
                                        Chairman of the Board

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

                                PRELIMINARY COPY

                                 PROXY STATEMENT

                             U.S. HOME & GARDEN INC.

                         SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 19, 2004

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of U.S. Home & Garden Inc. (the "Company") for use at the Special Meeting of Stockholders to be held on Monday, April 19, 2004 (the "Special Meeting"), including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

         Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about April 5, 2004.

         Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Special Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.

         The address and telephone number of the principal executive offices of the Company are:

                            3590 East Columbia Street
                              Tucson, Arizona 85714
                            Telephone: (520) 628-7415

                       OUTSTANDING STOCK AND VOTING RIGHTS

         Only stockholders of record at the close of business on March 29, 2004 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were issued and outstanding 67,798,339 shares of the Company's Common Stock, $.001 par value per share (the "Common Stock"), the Company's only class of voting securities. Each share of Common Stock entitles the holder thereof to cast one vote on each matter submitted to a vote at the Special Meeting.

                                VOTING PROCEDURES

         At the Special Meeting, the proposed amendments to the Company's Certificate of Incorporation set forth in Proposals I through III below will be approved upon receiving the affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date. All other matters, including the proposal to approve the Company's 2004 Stock Incentive Plan set forth in Proposal IV below, to come before the Special Meeting will be decided by the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Special Meeting and entitled to vote on the matter presented in person or by proxy, provided a quorum is present. A quorum is present if at least a majority of the shares of Common Stock outstanding as of the Record Date are present in person or represented by proxy at the Special Meeting. It is currently anticipated that votes will be counted and certified by an Inspector of Election who is currently expected to be either an employee of the Company or its legal counsel. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated. Because of the requirement for an absolute majority of the outstanding Common Stock to approve the proposed amendments to the Certificate of Incorporation, broker non-votes will also have the same effect as a vote "against" the proposed amendments to the Certificate of Incorporation. Broker non-votes will, however, have no legal effect on the vote on any other particular matter, which requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Special Meeting, including the proposal to approve the Company's 2004 Stock Incentive Plan.

         The officers of the Company who, in the aggregate own approximately 68% of the outstanding common stock of the Company on the Record Date, have indicated their intent to vote in favor of the proposals, which, if so voted, is sufficient for approval of all of the proposals.

         The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

         The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders, will be borne by the Company. Arrangements will be made with brokerage houses, banks and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and the Company expects to reimburse such persons for their reasonable out-of-pocket expenses. Proxies may also be solicited by directors, officers or employees of the Company in person or by telephone, telegram or other means. No additional compensation will be paid to such individuals for these services.

                                CHANGE OF CONTROL

         As a result of the merger on March 18, 2004 of Ionatron Acquisition Corp., a wholly- owned subsidiary of the Company ("Merger Sub"), with and into Ionatron, Inc. ("Ionatron"), making Ionatron, a wholly owned subsidiary of the Company (the "Merger"), a change of control of the Company occurred. Pursuant to the terms of the Amended and Restated Plan and Agreement of Merger (the "Merger Agreement") by and among the Company, Merger Sub, Robert Kassel (for purposes of Sections 5.9, 6.2(d), 6.2(j), 9.4 and 10.10 of the Merger Agreement only), Fred Heiden (for purposes of Section 9.4 of the Merger Agreement only), Ionatron and Robert Howard, Stephen W. McCahon, Thomas C. Dearmin and Joseph C. Hayden (collectively, the "Ionatron Stockholders"), the Company issued an aggregate of 48,452,249 shares of Common Stock, of which the Ionatron Stockholders received an aggregate of 46,127,898 shares of the Company's common stock in exchange for all of the shares of stock of Ionatron and the remaining 2,324,3571 shares of Common Stock were placed in escrow. The 48,452,249 shares of the Company's Common Stock represented approximately 66.11% of the Common Stock of the Company on a fully diluted basis immediately after the Merger. The consideration by the Company in connection with the Merger was determined by negotiations among certain parties to the Merger.

         Prior to the negotiation of the Merger Agreement, there was no relationship between the Company and Ionatron, their respective affiliates, directors and officers, or any associate of any such director or officer.

         Upon consummation of the acquisition, Mr. Howard, Mr. Dearmin, George Farley, James Harlan and David Hurley were appointed directors and the former directors of the Company resigned. Thereafter, Rear Admiral Thomas W. Steffens, U.S. Navy (Ret.), was appointed as a member of the Board of Directors.


                                   PROPOSAL I

             AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
                TO CHANGE THE COMPANY'S NAME TO "IONATRON, INC."

         The Board of Directors has adopted a resolution proposing that the Company amend its Certificate of Incorporation to change the name of the Company to "Ionatron, Inc."

         The Board of Directors and management of the Company believe that the proposed change in the Company's name will enable the Company to establish an image which identifies the Company's new business activities resulting from its recent acquisition of Ionatron, Inc. In the event that the proposed amendment is not approved at the Annual Meeting, the Company will not change its name. If the corporate name is changed, the Company intends to also change its common stock trading symbol.

Recommendation

         The Board of Directors believes that change in the Company's name to "Ionatron, Inc." is in the best interests of the Company's stockholders and recommends a vote "FOR" this proposed amendment to the Company's Certificate of Incorporation to change the Company's name.

                                   PROPOSAL II

                    AMENDMENT TO CERTIFICATE OF INCORPORATION
                            TO EFFECT AN INCREASE IN
                        AUTHORIZED SHARES OF COMMON STOCK

         The Board of Directors has adopted a resolution proposing that the Company amend its Certificate of Incorporation to increase the number of authorized shares of Common Stock from 75,000,000 shares to 100,000,000 shares.

         The Board of Directors considers this proposal advisable in order to provide flexibility for capital raising, future acquisitions and other future capital requirements. As a result of the Merger, approximately 73,800,000 shares of Common Stock are issued and outstanding or reserved for future grant under outstanding options and warrants. As a result, only approximately 1,200,000 shares of Common Stock remain as authorized and unissued and are not reserved. The Board of Directors believes that it would be beneficial to the Company to be in a position to make additional issuances of such Common Stock or convertible securities if circumstances warrant such issuances. Approval by the stockholders of this proposal at the Special Meeting will avoid the possible need to call and hold a special meeting on an expedited basis for that purpose at a later date thereby enabling the Company to act quickly where a potential capital raising or acquisition opportunity arises or if the Board otherwise determines that it is advisable to issue additional shares of Common Stock. The Company does not have any plans, commitments or understanding with respect to any financings or acquisitions at this time.

         Once authorized, additional shares of Common Stock may be issued with approval of the Board of Directors at such time or times, to such persons and for such consideration as the Board deems appropriate, without further stockholder action, unless stockholder approval is required by law or the Company's Certificate of Incorporation or By-laws. Although such additional shares could be used to dilute the share ownership of persons seeking to obtain control of the Company, approval of this proposal is not being sought for that purpose. Holders of Common Stock have no preemptive rights.

Recommendation

         The Board of Directors believes that an increase in the Company's authorized common stock is in the best interest of the Company's stockholders and recommends a vote "FOR" this proposed amendment to the Company's Certificate of Incorporation.

                                  PROPOSAL III

                     AMENDMENT TO THE COMPANY'S CERTIFICATE
                        OF INCORPORATION TO CLASSIFY THE
                          COMPANY'S BOARD OF DIRECTORS

         The Board of Directors has adopted a resolution proposing that the Company amend its Certificate of Incorporation to classify the Company's Board of Directors into three classes. The initial term of all classes of directors will expire at the next Annual Meeting of Stockholders (the "Next Annual Meeting"). Directors elected at the Next Annual Meeting as Class I directors will hold office for an initial term expiring at the first annual meeting of stockholders after the Next Annual Meeting; directors elected at the Next Annual Meeting as Class II directors to hold office for an initial term expiring at the second annual meeting of stockholders after the Next Annual Meeting; and directors elected at the Next Annual Meeting as Class III directors to hold office for an initial term expiring at the third annual meeting of stockholders after the Next Annual Meeting; and, thereafter, the successors to the directors of the class whose terms expire in that year shall be elected to hold office for a term of three years.

         The Company's Board of Directors believes that a classified Board of Directors may facilitate stability of the Company's business and the Board of Director's control of the direction of the Company. A classified Board of Directors may also allow the Board of Directors the time required to consider the long-term business strategies of the Company. A classified Board of Directors could also have an anti-takeover effect. A classified Board of Directors could enhance the Board of Directors' powers to cause hostile acquirors to negotiate with the Board of Directors so that the stockholders of the Company may receive full value for their shares and the fairest deal possible.

Recommendation

         The Board of Directors believes that a classified Board of Directors is in the best interest of the Company's stockholders and recommends a vote "FOR" this proposed amendment to the Company's Certificate of Incorporation to classify the Company's Board of Directors.

                                   PROPOSAL IV
                      APPROVAL OF 2004 STOCK INCENTIVE PLAN

         On March 18, 2004, the Board of Directors adopted a resolution recommending adoption by stockholders of the 2004 Stock Incentive Plan (the "2004 Plan"). The Board believes that, to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, employees and other key persons and to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to officers, directors, employees, consultants and other independent contractors who perform services for the Company, through the granting of stock options, restricted stock, deferred stock or other stock-based awards, the opportunity to participate in the value and/or appreciation in value of the Company's Common Stock. The Board has found that the grant of options under its existing stock option plans has proven to be a valuable tool in attracting, retaining and motivating key employees and consultants. Accordingly, the Board believes that the 2004 Plan, which provides the Board greater flexibility with respect to certain terms under which awards that may be granted, as well as different types of awards, (a) will provide the Company with significant means to attract and retain talented personnel, (b) will result in saving cash, which otherwise would be required to maintain current employees and adequately attract and reward personnel and others who perform services for the Company, and (c) consequently, will prove beneficial to the Company's ability to be competitive. The Company believes that there is not a sufficient amount of options and stock awards available for future grant under the Company's existing stock option plans. The last sale price of the Common Stock on [ ], 2004 was $[ ].

         To date, no options or other awards have been granted under the 2004 Plan. If the 2004 Plan is approved by the stockholders, options or stock awards may be granted under the 2004 Plan, the timing, amounts and specific terms of which have not been determined at this time.

         The following summary of the 2004 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the 2004 Plan, set forth as Exhibit A to this Proxy Statement.

Summary of the 2004 Plan

         The 2004 Plan provides for the grant of any or all of the following types of awards (collectively, "Awards"): (a) stock options, (b) restricted stock, (c) deferred stock and (d) other stock-based awards. Awards may be granted singly, in combination, or in tandem, as determined by the Board of Directors or the Committee (as defined below). Subject to anti-dilution adjustments as provided in the 2004 Plan, (i) a total of 3,000,000 shares of Common Stock have been reserved for distribution pursuant to the 2004 Plan, and
(ii) the maximum number of shares of Common Stock that may be issued to any individual participant under the 2004 Plan may not exceed 2,000,000 shares during the term of the 2004 Plan.

         The 2004 Plan may be administered by the Board of Directors (the "Board") or a Committee (the "Committee") consisting of two or more members of the Board of Directors appointed by the Board. The Board or the Committee will determine, among other things, the persons to whom Awards will be granted, the type of Awards to be granted, the number of shares subject to each Award and the share price. The Board or the Committee will also determine the term of each Award, the restrictions or limitations thereon, and the manner in which each such Award may be exercised or, if applicable, the extent and circumstances under which Common Stock and other amounts payable with respect to an Award will be deferred. The 2004 Plan will become effective upon its approval and adoption at the Annual Meeting (the "Effective Date") and no Award shall be granted pursuant to the 2004 Plan on or after the tenth anniversary of the Effective Date.

Stock Options. The 2004 Plan provides for the grant of "incentive stock options" ("Incentive Stock Options"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for options not qualifying as Incentive Stock Options ("Non-Qualified Stock Options"). The Board or the Committee, as the case may be, shall determine those persons to whom stock options may be granted.

         Incentive Stock Options granted pursuant to the 2004 Plan are nontransferable by the optionee during his lifetime. Options granted pursuant to the 2004 Plan will expire if not exercised within 10 years of the grant (five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary of the Company immediately before the grant ("10% Stockholder")), and under certain circumstances set forth in the 2004 Plan, may be exercised within three (3) months following termination of employment (one year in the event of death, retirement or disability of the optionee), unless the term of the option, pursuant to the stock option agreement, expires earlier. Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board or the Committee. The exercise price of an Incentive Stock Option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder may not be less than 110% of such fair market value. The exercise price of a Non-Qualified Stock Option may be less than such fair market value on the date of grant.

         Under the 2004 Plan, the Company may not, in the aggregate, grant Incentive Stock Options that are first exercisable by any optionee during any calendar year (under all such plans of the optionee's employer corporation and its "parent" and "subsidiary" corporations, as those terms are defined in
Section 424 of the Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted) exceeds $100,000.

         The 2004 Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of Common Stock subject to Awards which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants. No shares of Common Stock of the Company may be issued upon the exercise of any option granted under the 2004 Plan until the full option price has been paid by the optionee. The Board of Directors or the Committee may grant individual options under the 2004 Plan with more stringent provisions than those specified in the 2004 Plan.

         Options become exercisable in such amounts, at such intervals and upon such terms and conditions as the Board of Directors or the Committee provides. Stock options granted under the 2004 Plan are exercisable until the earlier of
(i) a date set by the Board of  Directors  or  Committee at the time of grant or
(ii) the close of business on the day before the tenth anniversary of the stock option's date of grant (the day before the fifth anniversary in the case of an Incentive Stock Option granted to a 10% Stockholder). The 2004 Plan will remain in effect until all stock options are exercised or terminated. Notwithstanding the foregoing, no options may be granted on or after the tenth anniversary of the Effective Date.

Restricted and Deferred Stock Awards. Under the 2004 Plan, the Board or the Committee may grant shares of restricted Common Stock either alone or in tandem with other Awards. Restricted and Deferred Stock awards give the recipient the right to receive a specified number of shares of Common Stock, subject to such terms, conditions and restrictions as the Board or the Committee deems appropriate. Restrictions may include limitations on the right to transfer the stock until the expiration of a specified period of time and forfeiture of the stock upon the occurrence of certain events such as the termination of employment prior to expiration of a specified period of time. In addition, a participant in the 2004 Plan who has received a Deferred Stock Award may request, under certain conditions, the Board or the Committee to defer the receipt of an Award (or an installment of an Award) for an additional specified period or until the occurrence of a specified event.

Other Stock Based Awards. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any parent or subsidiary of the Company, may be granted either alone or in tandem with other Awards.

Certain Federal Income Tax Consequences of the 2004 Plan

         The following is a brief summary of the Federal income tax aspects of Awards made under the 2004 Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

         1. Incentive Stock Options. The optionee will recognize no taxable income upon the grant or exercise of an Incentive Stock Option. Upon a disposition of the shares of Common Stock received upon exercise of an Incentive Stock Option after the later of two years from the date of grant and one year after the transfer of the shares to the optionee, (a) the optionee will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets in his or her hands; and (b) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment to the optionee for his or her taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the optionee. In the case of a disposition of shares in the same taxable year as the exercise where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

         If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above,
(a) the optionee will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (b) the Company will qualify for a deduction equal to any such amount recognized, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code. The optionee will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets in his or her hands, as short-term or long-term capital gain, depending on the length of time that the optionee held the shares, and the Company will not qualify for a deduction with respect to such excess.

         Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following the termination of the optionee's employment, the option will generally be taxed as a Non-Qualified Stock Option. See "Non-Qualified Stock Options."

         2. Non-Qualified Stock Options. With respect to Non-Qualified Stock Options, (a) upon grant of the option, the optionee will recognize no income;
(b) upon exercise of the option (if the shares are not subject to a substantial risk of forfeiture), the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code; (c) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the optionee; and (d) on a sale of the shares, the optionee will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as short-term or long-term capital gain or loss if the shares are capital assets in the optionee's hands depending upon the length of time that the optionee held the shares. If the optionee's shares acquired upon exercise are subject to a substantial risk of forfeiture, the optionee will have an election to treat the exercise as a taxable event or defer the Federal income tax consequences according to the rules described below in "Stock Awards."

         3. Stock Awards. Unless a participant otherwise elects to be taxed upon receipt of shares of restricted or deferred stock under the 2004 Plan, the participant must include in his or her taxable income the difference between the fair market value of the shares and the amount paid, if any, for the shares, as of the first date the participant's interest in the shares is no longer subject to a substantial risk of forfeiture or such shares become transferable. A participant's rights in stock awarded under the 2004 Plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. Where shares of stock received under the 2004 Plan are subject to a substantial risk of forfeiture, the participant can elect to report the difference between the fair market value of the shares on the date of receipt and the amount paid, if any, for the stock as ordinary income in the year of receipt. To be effective, the election must be filed with the Internal Revenue Service within 30 days after the date the shares are transferred to the participant. The Company is entitled to a Federal income tax deduction equal in amount to the amount includable as compensation in the gross income of the participant, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code. The amount of taxable gain arising from a participant's sale of shares of restricted stock acquired pursuant to the 2004 Plan is equal to the excess of the amount realized on such sale over the sum of the amount paid, if any, for the stock and the compensation element included by the participant in taxable income.

         4. Other Tax Matters. If unmatured installments of Awards are accelerated as a result of a Change of Control (as defined in the 2004 Plan), any amounts received from the exercise by a participant of a stock option, the lapse of restrictions on restricted stock or the deemed satisfaction of conditions of performance-based Awards may be included in determining whether or not a participant has received an "excess parachute payment" under Section 280G of the Code, which could result in (a) the imposition of a 20% Federal excise tax (in addition to Federal income tax) payable by the participant on certain payments of Common Stock or cash resulting from such exercise or deemed satisfaction of conditions of performance Awards from such exercise or deemed satisfaction of conditions of performance awards or, in the case of restricted stock, on all or a portion of the fair market value of the shares on the date the restrictions lapse and (b) the loss by the Company of a compensation deduction.

Recommendation

         The Board of Directors unanimously recommends that shareholders vote "FOR" this proposal.

                 The following table sets forth certain information regarding outstanding options, warrants and other rights to purchase Common Stock that were outstanding on June 30, 2003.


                                          (a)                     (b)                         (c)
                                                                                      Number of securities
                                 Number of securities                                 remaining for future
                                   to be issued upon        Weighted-average          issuance under equity
                                      exercise of          exercise price of           compensation plans
                                 outstanding options,     outstanding options,        (excluding securities
         Plan category            warrants and rights   warrants and rights (1)     reflected in column (a))
   -------------------------      -------------------   -----------------------     ------------------------
 Equity compensation plans
 approved by security holders          3,099,000                 $2.33                       536,000

 Equity compensation plans not
 approved by security holders        3,069,000 (2)               $1.71                          -

             Total                     6,168,000                 $2.02                       536,000

---------------
(1) Subsequent to June 30, 2003, the exercise price of approximately 4,000,000 options and warrants was reduced to $0.63 per share.

(2) Represents the aggregate number of shares of common stock issuable upon exercise of individual arrangements with option and warrant holders. These options and warrants expire at various dates between 2005 and 2009 and contain anti-dilution provisions providing for adjustments of the exercise price under certain circumstances.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of the Company's Common Stock, based on information provided by the persons named below in publicly available filings, as of the Record Date:

         o        each of the Company's directors and executive officers;

         o all directors and executive officers of the Company as a group; and

         o each person who is known by the Company to beneficially own more than five percent of the outstanding shares of the Company's Common Stock.

Unless otherwise indicated, the address of each beneficial owner is care of the Company, 3590 East Columbia Street, Tucson, Arizona 85714. Unless otherwise indicated, the Company believes that all persons named in the following table have sole voting and investment power with respect to all shares of common stock that they beneficially own.

For purposes of this table, a person is deemed to be the beneficial owner of the securities if that person has the right to acquire such securities within 60 days of the Record Date upon the exercise of options or warrants. In determining the percentage ownership of the persons in the table above, the Company assumed in each case that the person exercised all options and warrants which are currently held by that person and which are exercisable within such 60 day period, but that options and warrants held by all other persons were not exercised, and based the percentage ownership on 67,798,339 shares outstanding on the Record Date.

                                                                                                      Percentage of
                                                                                                         Shares
Name and Address of                                               Number of Shares Beneficially       Beneficially
Beneficial Owner                                                             Owned                       Owned
-------------------                                               -----------------------------       ------------
Robert Howard(1)                                                           24,447,786(2)                   36.1%
Thomas Dearmin                                                              9,225,580                      13.6
Joseph C. Hayden                                                            6,227,266                       9.2
Stephen McCahon                                                             6,227,266                       9.2
George Farley                                                                0(3)                           0
James Harlan                                                                 0(4)                           0
David Hurley                                                                 0(4)                           0
Thomas W. Steffens                                                           0(4)                           0
All directors and executive officers as a group (8 persons)              46,127,898                        68.0%

______________

* Less than 1%

(1)      The address of Mr. Howard is 303 East 57th Street,  New York,  New York
         10022.

(2) Does not include [ ] shares of common stock over which Mr. Howard has voting and dispositive power as escrow agent. Mr. Howard disclaims beneficial ownership of such shares.

(3) Does not include 75,000 shares of common stock issuable upon exercise of stock options which vest more than 60 days following the Record Date.

(4) Does not include 50,000 shares of common stock issuabe upon exercise of stock options which vest more than 60 days following the Record Date.

                                OTHER INFORMATION

         The Board of Directors is not aware of any matter which may be presented for action at the Special Meeting other than matters set forth herein. Should any other matter requiring a vote of stockholders arise, it is intended that the enclosed Proxy will be voted with respect thereto in accordance with the judgment of the persons named in said Proxy.

                                            By order of the Board of Directors

                                            Robert Howard,
                                            Chairman of the Board

April [  ], 2004

                             U.S. HOME & GARDEN INC.
                            3590 East Columbia Street
                              Tucson, Arizona 85714

       PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 19, 2004
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Thomas Dearmin and Nancy Miesen, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Special Meeting of Stockholders of U.S. Home & Garden Inc. on Monday, April 19, 2004, at the offices of Blank Rome LLP, 405 Lexington Avenue - 24th Floor, New York, New York 10174, or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1. Proposal to amend the Company's Certificate of Incorporation to change the Company's name to Ionatron, Inc.

          |_|     FOR               |_|     AGAINST           |_|      ABSTAIN

2. Proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's common stock from 75,000,000 to 100,000,000

          |_|     FOR               |_|     AGAINST           |_|      ABSTAIN

3. Proposal to amend the Company's Certificate of Incorporation to classify the Company's Board of Directors.

          |_|     FOR               |_|     AGAINST           |_|      ABSTAIN

4.       Proposal to adopt the Company's 2004 Stock  Incentive Plan.

          |_|     FOR               |_|     AGAINST           |_|      ABSTAIN

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before he meeting.


                                    (continued and to be signed on reverse side)

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE.


                                    DATED: _____________________, 2004

                                    Please sign exactly as name appears  hereon.
                                    When shares are held by joint tenants,  both
                                    should  sign.   When  signing  as  attorney,
                                    executor,    administrator,    trustee    or
                                    guardian, please give full title as such. If
                                    a corporation, please sign in full corporate
                                    name  by  President   or  other   authorized
                                    officer. If a partnership, please sign in partnership name by authorized person.


                                    ------------------------------------------
                                    Signature



                                    ------------------------------------------
                                    Signature if held jointly




              Please mark, sign, date and return this proxy card promptly using the enclosed envelope.

                                                                       EXHIBIT A

                             U.S. HOME & GARDEN INC.
                            2004 Stock Incentive Plan

Section 1. Purposes; Definitions.

         The purpose of the U.S. Home & Garden Inc. 2004 Stock Incentive Plan is to enable U.S. Home & Garden Inc. to offer to those of its employees and to the employees of its Subsidiaries and other persons who are expected to contribute to the success of the Company, long term performance-based stock and/or other equity interests in the Company, thereby enhancing their ability to attract, retain and reward such key employees or other persons, and to increase the mutuality of interests between those employees or other persons and the shareholders of U.S. Home & Garden Inc.


         For purposes of the Plan, the following terms shall be defined as set forth below:

         (a)      "Board"  means the Board of  Directors  of U.S.  Home & Garden
                  Inc.

         (b) "Cause" shall have the meaning ascribed thereto in Section 5(b)(ix) below.

         (c)      "Change of Control" shall have the meaning ascribed thereto in
                  Section 9 below.

         (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time and any successor thereto.

         (e) "Committee" means any committee of the Board, which the Board may designate.

         (f) "Company" means U.S. Home & Garden Inc., a corporation organized under the laws of the State of Delaware.

         (g) "Deferred Stock" means Stock to be received, under an award made pursuant to Section 7 below, at the end of a specified deferral period.

         (h) "Disability" means disability as determined under procedures established by the Board or the Committee for purposes of the Plan.

         (i) "Early Retirement" means retirement, with the approval of the Board or the Committee, for purposes of one or more award(s) hereunder, from active employment with the Company or any Parent or Subsidiary prior to age 65.

         (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended, as in effect from time to time.

         (k) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the principal market for the Stock is a national securities exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ) or the Over The Counter Bulletin Board, the closing sale price of the Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system or quotation medium, or (b) if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on NASDAQ or the Over The Counter Bulletin Board, the mean between the closing bid sale price for the Stock on such day as reported by NASDAQ or the National Quotation Bureau, Inc.; provided that if clauses (a) and (b) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Stock shall be determined by the Board of Directors or the Committee, as the case may be, which determination shall be conclusive as to the Fair Market Value of the Stock.

         (l) "Incentive Stock Option" means any Stock Option which is intended to be and is designated as an "incentive stock option" within the meaning of Section 422 of the Code, or any successor thereto.

         (m) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         (n) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

         (o) "Other Stock-Based Award" means an award under Section 8 below that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

         (p) "Parent" means any present or future parent of the Company, as such term is defined in Section 424(e) of the Code, or any successor thereto.

         (q) "Plan" means this U.S. Home & Garden Inc. 2004 Stock Incentive Plan, as hereinafter amended from time to time.

         (r) "Restricted Stock" means Stock, received under an award made pursuant to Section 6 below, that is subject to restrictions imposed pursuant to said Section 6.

         (s)      "Retirement" means Normal Retirement or Early Retirement.

         (t) "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Exchange Act, as in effect from time to time, and any successor thereto.

         (u) "Securities Act" means the Securities Act of 1933, as amended, as in effect from time to time.

         (v) "Stock" means the Common Stock of the Company, $.001 par value per share.

         (w) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

         (x) "Subsidiary" means any present or future (A) subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code, or any successor thereto, or (B) unincorporated business entity in which the Company owns, directly or indirectly, 50% or more of the voting rights, capital or profits.

Section 2. Administration.

         The Plan shall be administered by the Board, or at its discretion, the Committee, the membership of which shall consist solely of two or more members of the Board, each of whom shall serve at the pleasure of the Board and shall be a "Non-Employee Director," as defined in Rule 16b-3, and an "outside director," as defined in Section 162(m) of the Code, and shall be at all times constituted so as not to adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or with the requirements of any other applicable law, rule or regulation.

         The Board or the Committee, as the case may be, shall have the authority to grant, pursuant to the terms of the Plan, to officers and other employees or other persons eligible under Section 4 below: (i) Stock Options,
(ii)  Restricted  Stock,  (iii) Deferred  Stock,  and/or (iv) Other  Stock-Based
Awards.

         For purposes of illustration and not of limitation, the Board or the Committee, as the case may be, shall have the authority (subject to the express provisions of the Plan):

         (i) to select the officers, other employees of the Company or any Parent or Subsidiary and other persons to whom Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards may be from time to time granted hereunder;

         (ii) to determine the Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards, or any combination thereof, if any, to be granted hereunder to one or more eligible persons;

         (iii) to determine the number of shares of Stock to be covered by each award granted hereunder;

         (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting acceleration, exercisability and/or forfeiture provisions);

         (v) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company or any Parent or Subsidiary outside of the Plan;

         (vi) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred; and

         (vii) to substitute (A) new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher option exercise prices and/or containing other less favorable terms, and (B) new of any other type for previously granted awards of the same type, including previously granted awards which contain less favorable terms.

         Subject to Section 10 hereof, The Board or the Committee, as the case may be, shall have the authority to (i) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, (ii) interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and (iii) to otherwise supervise the administration of the Plan.

         Subject to the express provisions of the Plan, all decisions made by the Board or the Committee, as the case may be, pursuant to the provisions of the Plan shall be made in the Board or the Committee's sole and absolute discretion and shall be final and binding upon all persons, including the Company, its Parent and Subsidiaries and the Plan participants.

Section 3. Stock Subject to Plan.

         The total number of shares of Stock reserved and available for distribution under the Plan shall be 3,000,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         If any shares of Stock that have been optioned cease to be subject to a Stock Option for any reason, or if any shares of Stock that are subject to any Restricted Stock award, Deferred Stock award or Other Stock-Based award are forfeited or any such award otherwise terminates without the issuance of such shares, such shares shall again be available for distribution under the Plan.

         In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the (A) aggregate number of shares of Stock reserved for issuance under the Plan, (B) number, kind and exercise price of shares of Stock subject to outstanding Options granted under the Plan, and (C) number, kind, purchase price and/or appreciation base of shares of Stock subject to other outstanding awards granted under the Plan, as may be determined to be appropriate by the Board or the Committee, as the case may be, in order to prevent dilution or enlargement of rights; provided, however, that the number of shares of Stock subject to any award shall always be a whole number. Such adjusted exercise price shall also be used to determine the amount which is payable to the optionee upon the exercise by the Board or the Committee, as the case may be, of the alternative settlement right which is set forth in Section 5(b)(xi) below.

         Subject to the provisions of the immediately preceding paragraph, the maximum numbers of shares subject to Options, Restricted Stock awards, Deferred Stock awards, and other Stock-Based awards to each of the Company's chief executive office and the four other highest compensated executive officers who are employed by the Company on the last day of any taxable year of the Company, shall be 2,000,000 shares during the term of the Plan.

Section 4. Eligibility.

         Officers and other employees of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an award under the Plan employed by the Company or any Parent or Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Parent or Subsidiary, are eligible to be granted Options and awards under the Plan. In addition, Non-Qualified Stock Options and other awards may be granted under the Plan to any person, including, but not limited to, independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to the success of the Company. Eligibility under the Plan shall be determined by the Board or the Committee, as the case may be.

         The Board or the Committee, as the case may be, may, in its sole discretion, include additional conditions and restrictions in the agreement entered into in connection with such awards under the Plan. The grant of an Option or other award under the Plan, and any determination made in connection therewith, shall be made on a case by case basis and can differ among optionees and grantees. The grant of an Option or other award under the Plan is a privilege and not a right and the determination of the Board or the Committee, as the case may be, can be applied on a non-uniform (discretionary) basis.

Section 5. Stock Options.

         (a) Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms as the Board or the Committee, as the case may be, may from time to time approve. The Board or the Committee, as the case may be, shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options, and they may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option is not designated as an Incentive Stock Option or does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. The grant of an Option shall be deemed to have occurred on the date on which the Board or the Committee, as the case may be, by resolution, designates an individual as a grantee thereof, and determines the number of shares of Stock subject to, and the terms and conditions of, said Option.


                   Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options or any agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under said Section 422.

         (b) Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

         (i) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Board or the Committee, as the case may be, at the time of grant but as to Incentive Stock Options shall be not less than 100% (110% in the case of an Incentive Stock Option granted to an optionee ("10% Shareholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent, if any, or its Subsidiaries) of the Fair Market Value of the Stock at the time of grant. The option price for Non-Qualified Stock Options shall be determined by the Board or the Committee, as the case may be, at the time of grant, subject to any requirements of the Delaware General Corporation Law.

         (ii) Option Term. The term of each Stock Option shall be fixed by the Board or the Committee, as the case may be, but no Incentive Stock Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to a 10% Shareholder) after the date on which the Option is granted.

         (iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board or the Committee, as the case may be, at the time of grant. If the Board or the Committee, as the case may be, provides, in its discretion, that any Stock Option is exercisable only in installments, the Board or the Committee, as the case may be, may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Board or the Committee, as the case may be, shall determine.

         (iv) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Stock Option agreement referred to in
                  Section 5(b)(xii) below or otherwise provided by the Board, or Committee, as athe case may be, either at or after the date of grant of the Stock Option , in whole shares of Stock which are already owned by the holder of the Option or partly in cash and partly in such Stock. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. If permitted, payments in the form of Stock (which shall be valued at the Fair Market Value of a share of Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. In addition to the foregoing, payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form, together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares covered by the option and deliver the sale or margin loan proceeds directly to the Company. Except as otherwise expressly provided in the Plan or in the Stock Option agreement referred to in Section 5(b)(xii) below or otherwise provided by the Board or Committee, as the case may be, either at or after the date of grant of the Option, no Option which is granted to a person who is at the time of grant an employee of the Company or of a Subsidiary or Parent of the Company may be exercised at any time unless the holder thereof is then an employee of the Company or of a Parent or a Subsidiary. The holder of an Option shall have none of the rights of a shareholder with respect to the shares subject to the Option until the optionee has given written notice of exercise, has paid in full for those shares of Stock and, if requested by the Board or Committee, as the case may be, has given the representation described in Section 12(a) below.

         (v) Transferability; Exercisability. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, except as may be otherwise provided with respect to a Non-Qualified Option pursuant to the specific provisions of the Stock Option agreement pursuant to which it was issued as referred to in Section 5(b)(xii) below. Except as otherwise provided in the Stock Option agreement relating to a Non-Qualified Stock Option, all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or his or her guardian or legal representative.

         (vi) Termination by Reason of Death. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Parent or Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board or Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

         (vii) Termination by Reason of Disability. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

         (viii) Termination by Reason of Retirement. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Normal Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the date of grant), any unexercised Stock Option held y such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. If an optionee's employment with the Company or any Parent or Subsidiary terminates by reason of Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the Board or the Committee, as the case may be, so approves at the time of Early Retirement, any Stock Option held by the optionee may thereafter be exercised by the optionee as provided above in connection with termination of employment by reason of Normal Retirement.

         (ix) Other Termination. Subject to the provisions of Section 12(g) below and unless otherwise determined by the Committee at or after the time of grant, if an optionee's employment by the Company or any Parent or Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon automatically terminate, except that if the optionee is involuntarily terminated by the Company or any Parent or a Subsidiary without Cause (as hereinafter defined), such Stock Option may be exercised for a period of three months (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant) from the date of such termination or until the expiration of the stated terms of such Stock Option, whichever period is the shorter. For purposes of the Plan, "Cause" shall mean (1) the conviction of the optionee of a felony under Federal law or the law of the state in which such action occurred, (2) dishonesty by the optionee in the course of fulfilling his or her employment duties, or (3) the failure on the part of the optionee to perform his or her employment duties in any material respect. In addition, with respect to an option granted to an employee of the Company, a Parent or a Subsidiary, for purposes of the Plan, "Cause" shall also include any definition of "Cause" contained in any employment agreement between the optionee and the Company, Parent or Subsidiary, as the case may be.

         (x) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all such plans of optionee's employer corporation and its Parent and Subsidiaries) shall not exceed $100,000.

         (xi) Alternative Settlement of Option. If provided for, upon the receipt of written notice of exercise or otherwise provided for by the Board or Committee, as the case may be, either at or after the time of grant of the Stock Option, the Board or the Committee, as the case may be, may elect to settle all or part of any Stock Option by paying to the optionee an amount, in cash or Stock (valued at Fair Market Value on the date of exercise), equal to the product of the excess of the Fair Market Value of one share of Stock, on the date of exercise over the Option exercise price, multiplied by the number of shares of Stock with respect to which the optionee proposes to exercise the Option. Any such settlements which relate to Options which are held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with any "window period" provisions of Rule 16b-3, to the extent applicable, and with such other conditions as the Board or Committee, as the case may be, may impose.

         (xii) Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 6. Restricted Stock.

         (a) Grant and Exercise. Shares of Restricted Stock may be issued either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of Restricted Stock upon the attainment of such factors as the Board or the Committee, as the case may be, may determine.

         (b) Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

                  (i) Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights related thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Restricted Stock agreement referred to in Section 6(b)(iv) below. Such certificates shall be deposited by the holder with the Company, together with stock powers or other instruments of assignment, endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the applicable Restricted Stock agreement.

         (ii) Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes, and the issuance thereof shall be made for at least the minimum consideration (if any) necessary to permit the shares of Restricted Stock to be deemed to be fully paid and nonassessable. The holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock, with the exceptions that (A) the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (D) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions during the Restriction Period; and (E) a breach of any of the restrictions, terms or conditions contained in the Plan or the Restricted Stock agreement referred to in Section 6(b)(iv) below, or otherwise established by the Board or Committee, as the case may be, with respect to any Restricted Stock or
                  Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

         (iii) Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock agreement referred to in Section 6(b)(iv) below, and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

         (iv) Each Restricted Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 7. Deferred Stock.

         (a) Grant and Exercise. Deferred Stock may be awarded either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Deferred Stock will be deferred, and all the other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of the Deferred Stock upon the attainment of such factors or criteria as the Board or the Committee, as the case may be, shall determine.

         (b) Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

                  (i) Subject to the provisions of the Plan and Deferred Stock agreement referred to in Section 7(b)(vii) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

                  (ii) As determined by the Board or the Committee, as the case may be, at the time of award, amounts equal to any dividends declared during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) with respect to the number of shares covered by a Deferred Stock award may be paid to the participant currently or deferred and deemed to be reinvested in additional Deferred Stock.

                  (iii) Subject to the provisions of the Deferred Stock agreement referred to in Section 7(b)(vii) below and this Section 7 and Section 12(g) below, upon termination of a participant's employment with the Company or any Parent or Subsidiary for any reason during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) for a given award, the Deferred Stock in question will vest or be forfeited in accordance with the terms and conditions established by the Board or the Committee, as the case may be, at the time of grant.

                  (iv) The Board or the Committee, as the case may be, may, after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of a Deferred Stock award.

                  (v) In the event of hardship or other special circumstances of a participant whose employment with the Company or any Parent or Subsidiary is involuntarily terminated (other than for Cause), the Board or the Committee, as the case may be, may waive in whole or in part any or all of the remaining deferral limitations imposed hereunder or pursuant to the Deferred Stock agreement referred to in Section 7(b)(vii) below with respect to any or all of the participant's Deferred Stock.

                  (vi) A participant may request to, and the Board or the Committee, as the case may be, may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified period or until a specified event (the "Additional Deferral Period"). Subject to any exceptions adopted by the Board or the Committee, as the case may be, such request must be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

                  (vii) Each Deferred Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 8. Other Stock-Based Awards.

         (a) Grant and Exercise. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any Parent or Subsidiary, may be granted either alone or in addition to or in tandem with Stock Options, Restricted Stock or Deferred Stock. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may also provide for the grant of Stock under such awards upon the completion of a specified performance period.

         (b) Terms and Conditions. Each Other Stock-Based Award shall be subject to the following terms and conditions:

                  (i) Shares of Stock subject to an Other Stock-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction or period of deferral lapses.

                  (ii) The recipient of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares covered by the award, as determined by the Board or the Committee, as the case may be, at the time of the award. The Board or the Committee, as the case may be, may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock.

                  (iii) Any Other Stock-Based Award and any Stock covered by any Other Stock-Based Award shall vest or be forfeited to the extent so provided in the award agreement referred to in Section 8(b)(v) below, as determined by the Board or the Committee, as the case may be.

                  (iv) In the event of the participant's Retirement, Disability or death, or in cases of special circumstances, the Board or the Committee, as the case may be, may waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Other Stock-Based Award.

                  (v) Each Other Stock-Based Award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and by the participant.

Section 9. Change of Control Provisions.

         (a) A "Change of Control" shall be deemed to have occurred on the tenth day after:

                  (i) any individual, corporation or other entity or group (as defined in Section 13(d)(3) of the Exchange Act), becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Exchange Act) of more than 50% of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

                  (ii) the commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Exchange Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Exchange Act for any class of the Company's capital stock; or

                  (iii) the shareholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the shareholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives, or (B) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the
                           Company, or (C) any plan or proposal for the liquidation or dissolution of the Company;

                           provided, however, that a "Change of Control" shall not be deemed to have taken place if beneficial ownership is acquired (A) directly from the Company, other than an acquisition by virtue of the exercise or conversion of another security unless the security so converted or exercised was itself acquired directly from the Company, or (B) by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company; or any trustee of or fiduciary with respect to any such plan when acting in such capacity.

         (b) In the event of a "Change of Control" as defined in Section 9(a) above, awards granted under the Plan will be subject to the following provisions, unless the provisions of this
                  Section 9 are suspended or terminated by an affirmative vote of a majority of the Board prior to the occurrence of such a "Change of Control":

                  (i) all outstanding Stock Options which have been outstanding for at least one year shall become exercisable in full, whether or not otherwise exercisable at such time, and any such Stock Option shall remain exercisable in full thereafter until it expires pursuant to its terms; and

                  (ii) all restrictions and deferral limitations contained in Restricted Stock awards, Deferred Stock awards and Other Stock-Based Awards granted under the Plan shall lapse.

Section 10. Amendments and Termination.

         The Board may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Stock if the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or any other applicable law, rule or regulation. The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other award theretofore granted under the Plan; provided, however, that subject to Section 3 above, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the optionee or participant without the optionee's or participant's consent, except for such amendments which are made to cause the Plan to qualify for the exemption provided by Rule 16b-3.

Section 11. Unfunded Status of Plan.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those creditor of the Company.

Section 12. General Provisions.

         (a) The Board or the Committee, as the case may be, may require each person acquiring shares of Stock pursuant to an Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares for investment without a view to distribution thereof.

                  All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Board or the Committee, as the case may be, may deem to be advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or association upon which the Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Board or the Committee, as the case may be, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (b) Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

         (c) Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Parent or Subsidiary any right to continued employment with the Company or any Parent or Subsidiary, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment of any of its employees at any time.

         (d) No later than the date as of which an amount first becomes includable in the gross income of the participant for Federal income tax purposes with respect to any Option or other award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Board or the Committee, as the case may be, regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Board or the Committee, as the case may be, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements, and the Company or the participant's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant from the Company or any Parent or Subsidiary.

         (e) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

         (f) Any Stock Option granted or other award made under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent or Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under the Plan).

         (g) A leave of absence, unless otherwise determined by the Board or Committee prior to the commencement thereof, shall not be considered a termination of employment. Any Stock Option granted or awards made under the Plan shall not be affected by any change of employment, so long as the holder continues to be an employee of the Company or any Parent or Subsidiary.

         (h) Except as otherwise expressly provided in the Plan or in any Stock Option agreement, Restricted Stock agreement, Deferred Stock agreement or any Other Stock-Based Award agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be subject to the debts, contracts or liabilities of the person entitled to such benefit.

         (i) The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (A) all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act, and (B) the rules and regulations of any securities exchange or association on which the Stock may be listed or traded.

         (j) If any of the terms or provisions of the Plan conflicts with the requirements of Rule 16b-3 as in effect from time to time, or with the requirements of any other applicable law, rule or regulation, and with respect to Incentive Stock Options,
                  Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and with respect to Incentive Stock Options, Section 422 of the Code. With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

         (k) The Board or the Committee, as the case may be, may terminate any Stock Option or other award made under the Plan if a written agreement relating thereto is not executed and returned to the Company within 30 days after such agreement has been delivered to the optionee or participant for his or her execution.

         (l) The grant of awards pursuant to the Plan shall not in any way effect the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

Section 13. Effective Date of Plan.

          The Plan shall be effective as of the date of the approval and adoption thereof at a meeting of the shareholders of the Company.

Section 14. Term of Plan.

         No Stock Option, Restricted Stock Award, Deferred Stock award or Other Stock-Based Award shall be granted pursuant to the Plan after the tenth anniversary of the effective date of the Plan, but awards granted on or prior to such tenth anniversary may extend beyond that date.

                                      -13-